Income (expense) from investments (Tables)	12 Months Ended
Dec. 31, 2024
Income (expense) from investments
Schedule of other gain (loss) from investments	Other gain (loss) from investments
(€ million)	2024	2023	2022
Dividends	227	255	351
Net gain (loss) on disposals	562	430	483
Other net income (expense)	195	423	2,789
	984	1,108	3,623